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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      November 1, 2002
                                                --------------------------------


                            Capital Directions, Inc.
 ------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Michigan
                     --------------------------------------
                 (State or other jurisdiction of incorporation)


        33-20417                                            38-2781737
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


322 South Jefferson Street
Mason, Michigan                                        48854-0130
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)               (Zip Code)


Registrant's telephone number, including area code           (517) 676-0506
                                                    ----------------------------








                       Exhibit Index is located on page 4.



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ITEM 5. OTHER EVENTS

         On November 1, 2002, the Registrant issued a press release relating to the implementation of a stock repurchase program whereby the Registrant may repurchase from time to time up to 25,000 of its outstanding shares of common stock in the open market or in private transactions over the next twelve months. For information regarding the stock repurchase program, reference is made to the press release dated November 1, 2002, which is attached hereto as Exhibit 99 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c)   Exhibits:

              Exhibit 99       November 1, 2002 Press Release










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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      CAPITAL DIRECTIONS, INC.
                                             (Registrant)



                                      By:      /s/  Timothy P. Gaylord
                                         --------------------------------------
                                               Timothy P. Gaylord, President and
                                                 Chief Executive Officer

Dated:   November 1, 2002







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                                  EXHIBIT INDEX


NUMBER                              DESCRIPTION

     99                               November 1, 2002 Press Release











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